UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

LogMeIn, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34391	20-1515952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

320 Summer Street
Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

LogMeIn, Inc. (the “Company”) is providing an update regarding certain closing conditions related to the previously disclosed Agreement and Plan of Merger, dated as of July 26, 2016, by and among the Company, Lithium Merger Sub, Inc., Citrix, Inc. (“Citrix”) and GetGo, Inc. (“GetGo”) (as amended, and as may be further amended from time to time, the “Merger Agreement”), pursuant to which the Company will combine with Citrix’s GoTo family of service offerings by having Lithium Merger Sub, Inc. merge with and into GetGo (the “Merger”).

The Company and Citrix currently expect that additional time will be required to obtain the approval of both the California Public Utilities Commission (“CPUC”) for the transfer of control of GetGo Communications LLC and Grasshopper Group, LLC, which provide intrastate telecommunications services in California, and the Hawaii Public Utilities Commission (“HPUC”) for the transfer of control of Grasshopper Group, LLC, which provides intrastate telecommunications services in Hawaii (together GetGo Communications LLC and Grasshopper Group, LLC are referred to herein as the “Regulated Subsidiaries”). The Company, Citrix, and the Regulated Subsidiaries initially filed applications for approval to transfer control (the “Applications”) of the Regulated Subsidiaries to the Company with the CPUC and HPUC back in September 2016. Approval of the Applications by the CPUC and HPUC would be necessary to satisfy the closing condition in the Merger Agreement requiring consent of certain state communications authorities. In light of the delay in the CPUC and HPUC’s approval of the Applications, the Company and Citrix intend to waive the closing condition and have agreed to preserve Citrix’s control of the Regulated Subsidiaries pending the CPUC and HPUC’s approval of the transfer of control of those entities while providing for the Regulated Subsidiaries to continue to provide intrastate telecommunications services in California and Hawaii following the closing of the Merger. Subsequent to the closing of the Merger, the Company will automatically acquire control of the Regulated Subsidiaries upon the CPUC’s and HPUC’s approval of their state’s respective applications.

The delay in obtaining the approval of the CPUC and the HPUC for the transfer of control of the Regulated Subsidiaries is not expected to delay the closing of the Merger. The Company’s special stockholder meeting scheduled for January 25, 2017 will be held as planned and, subject to the satisfaction of the remaining closing conditions, the Company continues to expect the Merger to close following the close of business on January 31, 2017.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this filing constitutes “forward-looking statements” concerning the Company, Citrix, GetGo, the proposed transactions and other matters, including statements with respect to the anticipated timing of the completion of the merger. These forward-looking statements are based on the current expectations, beliefs and assumptions of the management of the Company, Citrix and GetGo, and there can be no assurance that future developments affecting the parties will be those that the parties anticipate.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that the Company’s stockholders may not approve the issuance of the Company common stock in connection with the proposed merger, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) risks that any of the closing conditions to the proposed merger, including Citrix’s distribution of the shares of GetGo, may not be satisfied in a timely manner, (5) risks related to disruption of management time from ongoing business operations due to the proposed transactions, (6) failure to realize the estimated synergies or growth from the proposed transactions or that such benefits may take longer to realize than expected, (7) risks related to unanticipated costs of integration of GetGo by the Company, (8) the effect of the announcement of the proposed transactions or the consummation of the proposed transactions on the ability of the Company and Citrix to retain and hire key personnel and maintain relationships with their key business partners and customers, and on their operating results and businesses generally, (9) the length of time necessary to consummate the proposed transactions, (10) adverse trends in economic conditions generally or in the industries in which the Company and Citrix operate, (11) adverse changes to, or interruptions in, relationships with third parties unrelated to the announcement, (12) the

Company’s ability to compete effectively and successfully and to add new products and services, (13) the Company’s ability to successfully manage and integrate acquisitions, (14) the ability to attract new customers and retain existing customers in the manner anticipated, (15) unanticipated changes relating to competitive factors in the parties’ industries, and (16) the business interruptions in connection with the Company’s technology systems. Discussions of additional risks and uncertainties are contained in the Company’s, Citrix’s and GetGo’s filings with the U.S. Securities and Exchange Commission (the “SEC”). None of the Company Citrix or GetGo is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

No Offer or Solicitation

This filing is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Filed with the SEC

In connection with the proposed transaction, the Company filed a registration statement on Form S-4 with the SEC on September 16, 2016, as amended on October 20, 2016, November 18, 2016 and December 13, 2016, and which was declared effective on December 15, 2016. This registration statement includes a proxy statement that also constitutes a prospectus, which was sent to the Company’s stockholders on or about December 20, 2016. Stockholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about the Company, GetGo, Citrix and the proposed merger. The proxy statement/prospectus and other documents relating to the proposed transactions (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents (when they are available) can also be obtained free of charge from LogMeIn upon written request to LogMeIn, Inc., Investor Relations, 333 Summer Street, Boston, MA 02210 or by calling (781) 897-0694.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of the Company. However, the Company, Citrix and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Citrix may be found in its Annual Report on Form 10-K filed with the SEC on February 18, 2016, and its definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on April 29, 2016. Information about the directors and executive officers of the Company may be found in its Annual Report on Form 10-K filed with the SEC on February 19, 2016, and its definitive proxy statement relating to its 2016 Annual Meeting of Stockholders filed with the SEC on April 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC.

Date: January 23, 2017	By:	/s/ Michael J. Donahue
		Name: Title:	Michael J. Donahue Senior Vice President, General Counsel and Secretary